UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2006

                                    Digicorp
             (Exact name of registrant as specified in its charter)

            Utah                       000-33067               87-0398271
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
      of Incorporation)                 Number)          Identification Number)

                  4143 Glencoe Avenue, Marina Del Rey, CA 90292 (Address of
               principal executive offices) (zip code)

                                 (310) 728-1450 (Registrant's telephone number,
              including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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2

Item 1.01  Entry into a Material Definitive Agreement.

         On April 26, 2006 Digicorp (the "Company") entered into a placement agent agreement with Ault Glazer Bodnar Securities LLC ("AGB Securities"). The Company engaged AGB Securities as its non-exclusive placement agent in connection a proposed best efforts private placement of up to $3 million of the Company's common stock to prospective accredited investors. The placement agent agreement expires on September 30, 2006 unless it is extended for one or more additional periods of one month each by mutual agreement of the parties. As compensation for its services the Company agreed to pay AGB Securities $25,000 as a non-refundable initial fee which is payable upon receipt by the Company of a minimum of $750,000 from the sale of its common stock. If the dollar amount of securities sold by the Company is less than $750,000, then AGB Securities waives the initial fee. In addition, the Company agreed to pay AGB Securities a cash fee equal to 5% of the aggregate dollar amount of securities sold in one or more transactions placed by AGB Securities. The Company will pay AGB Securities a reduced cash fee of 3% of the aggregate dollar amount of securities sold to accredited investors introduced to AGB Securities by the Company. The Company also agreed to issue AGB Securities warrants to purchase such number of shares of the Company's common stock equal to 5% of the aggregate number of shares of common stock sold by the Company to accredited investors introduced to the Company by AGB Securities. Such warrants will have an exercise price of $1.10 per share and will expire three years from the issuance date. The Company additionally will, upon AGB Securities' written request, reimburse AGB Securities for out-of-pocket expenses incurred in performing services pursuant to the placement agent agreement. The agreement placement agent agreement also contains customary provisions regarding confidentiality and indemnification.

         AGB Securities is wholly owned by Ault Glazer Bodnar & Company, Inc. ("AGB & Company"). The Company's Chief Financial Officer, William B. Horne, is also Chief Financial Officer of AGB & Company. The Company's Board of Directors believes the terms of the placement agent agreement with AGB Securities are at least as favorable as could be obtained from an unrelated third party.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number                           Description
------------------    ----------------------------------------------------------
10.1                  Placement Agreement dated April 26, 2006 between Digicorp
                      and Ault Glazer Bodnar Securities LLC

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Digicorp


Dated: April 27, 2006                        By:  /s/ William B. Horne
                                                 -------------------------------
                                             Name:    William B. Horne
                                             Title:   Chief Financial Officer